UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 21, 2007

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive, Suite 501
Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 is with respect to the Company’s Current Report filed on Form 8-K filed with the Securities and Exchange Commission on March 21, 2007.

Item 1.01               Entry into a Material Definitive Agreement

The agreements listed below were entered into or adopted in connection with the consummation of the acquisition of CityForest Corporation (“CityForest” ) by Cellu Tissue Holdings, Inc. (“Cellu Tissue”) pursuant to a Merger Agreement by and among Cellu Tissue, CityForest, Cellu City Acquisition Corporation and Wayne Gullstad as the shareholders’ representative (the “Acquisition”).  Immediately following the consummation of the Acquisition, CityForest, which, following the acquisition, is a wholly-owned subsidiary of Cellu Tissue, converted from a Minnesota corporation to a Minnesota limited liability company and changed its name to Cellu Tissue-CityForest LLC.

Note Purchase Agreement

Cellu Tissue has entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Wingate Capital Ltd. (the “Purchaser”), dated March 21, 2007, pursuant to which Cellu Tissue issued and sold $20,255,572 aggregate principal amount of unregistered 9 3/4% Senior Secured Notes due 2010 (the “Notes”) to the Purchaser for the purchase price of $20,000,007 which is equal to 98.7383% of the aggregate principal amount of the Notes.  The Notes were issued pursuant to and will be governed by the Indenture, dated as of March 12, 2004 (as amended and supplemented, the “Cellu Tissue Indenture”) among Cellu Tissue, the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as successor trustee to the Bank of New York (the “Trustee”).  The proceeds of the sale were used to finance a portion of the Acquisition.

A copy of the Note Purchase Agreement is furnished as Exhibit 10.1 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Note Purchase Agreement.

Second Supplemental Indenture

Cellu Tissue, certain subsidiaries of Cellu Tissue, the Trustee and CityForest have executed the Second Supplemental Indenture, dated March 21, 2007 (the “Second Supplemental Indenture”), pursuant to which CityForest became a party to the Cellu Tissue Indenture as a subsidiary guarantor.  As a subsidiary guarantor, CityForest, on a joint and several basis with all the existing subsidiary guarantors, fully, unconditionally and irrevocably guarantees to each holder of the Notes and the Trustee the obligations of Cellu Tissue under the Cellu Tissue Indenture and the Notes.

A copy of the Second Supplemental Indenture is furnished as Exhibit 10.2 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Second Supplemental Indenture.

Amendment to Credit Agreement

Cellu Tissue has entered into a First Amendment, dated March 21, 2007 (the “Amendment”), to the Credit Agreement dated June 12, 2006 (as amended by the Amendment, the “Amended Credit Agreement”) among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., the parent corporation of Cellu Tissue, JPMorgan Chase Bank, N.A. (the “U.S. Administrative Agent”) and JPMorgan Chase Bank, N.A., Toronto Branch (the “Canadian Administrative Agent”).

The Amendment (1) increases the working capital facility from $35.0 million to $40.0 million, (2) permits the issuance and sale by Cellu Tissue of the Notes, (3) provides for the consummation of the Acquisition and the conversion by CityForest from a Minnesota corporation to a Minnesota limited liability company, (4) permits the assumption of approximately $18.5 million in aggregate principal amount of indebtedness of CityForest in connection with the Acquisition in accordance with the terms of the CityForest Bond Documents (as defined below under “CityForest Bond Documents”), and (5) permits the guarantee by Cellu Tissue of certain obligations of CityForest under the CityForest Bond Documents.  In connection with the Amendment, CityForest became a guarantor of the obligations of the borrowers under the Amended Credit Agreement.

A copy of the First Amendment is furnished as Exhibit 10.3 to this report and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the First Amendment and the Amended Credit Agreement.

CityForest Bond Documents

CityForest is party to a Loan Agreement, dated March 1, 1998 (the “Loan Agreement”), with the City of Ladysmith, Wisconsin (the “Issuer”).  Pursuant to the Loan Agreement, the Issuer loaned the proceeds of the Issuer’s Variable Rate Demand Solid Waste Disposal Facility Revenue Bonds, Series 1998 (CityForest Corporation Project) (the “Bonds”) to CityForest to finance the construction by CityForest of a solid waste disposal facility.  Approximately $18.5 million in aggregate principal amount of the Bonds was outstanding as of the date of the Acquisition.  CityForest is required, under the terms of the Indenture of Trust governing the Bonds (the “CityForest Indenture”), to provide a letter of credit in favor of the trustee under the CityForest Indenture (the “Bonds Trustee”).  CityForest has entered into an Amended and Restated Reimbursement Agreement, dated March 21, 2007 (the “Reimbursement Agreement” and, together with the CityForest Indenture and the Loan Agreement, the “CityForest Bond Documents”), with Associated Bank, National Association (“Associated Bank”), pursuant to which Associated Bank has extended the required letter of credit (the “Associated Bank Letter of Credit”) and has provided a revolving credit facility to CityForest in an aggregate principal amount of up to $3.5 million (the “Associated Bank Revolving Credit Facility”).

The Bonds Trustee is permitted to draw upon the Associated Bank Letter of Credit to pay principal and interest due on the Bonds, and to provide liquidity to purchase Bonds put to CityForest by bondholders and not remarketed; and CityForest is obligated under the Reimbursement Agreement to reimburse Associated Bank for any such draws. CityForest is also obligated to pay a fee in respect of the aggregate amount available to be drawn under the Associated Bank Letter of Credit at a rate per annum initially equal to 1.25%, subject to adjustment on a quarterly basis based on CityForest’s leverage.  The expiration date of the Associated Bank Letter of Credit is February 15, 2011.

Amounts borrowed by CityForest under the Associated Bank Revolving Credit Facility bear interest at a rate per annum equal to the LIBOR Rate (as defined in the Reimbursement Agreement), plus an applicable margin. The applicable margin percentage initially is 1.75%, subject to adjustment on a quarterly basis based upon CityForest’s leverage.  During the continuance of an event of default, the outstanding principal balance bears interest at a rate per annum equal to the then applicable interest rate plus 2.00%.  CityForest is also obligated to pay a commitment fee in respect of any unused commitment under the Associated Bank Revolving Credit Facility in an amount equal to 0.50% per annum.  In addition, subject to certain exceptions, if CityForest terminates the Associated Bank Revolving Credit Facility prior to February 15, 2009, CityForest is obligated to pay to Associated a Bank a fee equal to 1.00% of the commitment then being terminated. The maturity date of the Associated Bank Revolving Credit Facility is February 15, 2011.

The Reimbursement Agreement requires scheduled semi-annual payments of principal of the Bonds equal to approximately 2% of the principal amount outstanding as of the date of the Acquisition, with the balance payable at maturity of the Bonds on March 1, 2028. The Reimbursement Agreement also contains a number of other provisions regarding reserve funds and other mandatory and optional repayments in connection with the Bonds.  In addition, the Reimbursement Agreement provides that in certain circumstances where Cellu Tissue incurs Indebtedness in excess of amounts currently permitted under the Cellu Tissue Indenture or refinances the indebtedness issued under the Cellu Tissue Indenture, Associated Bank may require CityForest to repay all of its obligations to Associated Bank under the Reimbursement Agreement and either to cause the Bonds to be redeemed or to replace the Associated Bank Letter of Credit with a Substitute Credit Facility, as such term is defined in the CityForest Indenture.

The Reimbursement Agreement contains various affirmative and negative covenants customary for working capital and term credit facilities, as well as additional covenants relating to the Bonds.  The negative covenants include limitations on: indebtedness; liens; acquisitions, mergers and consolidations; investments; guarantees; asset sales; sale and leaseback transactions; dividends and distributions; transactions with affiliates; capital expenditures; and changes to the status of the Bonds. CityForest is also required to comply on a quarterly basis with a maximum leverage covenant and a minimum fixed charge coverage covenant.

The Reimbursement Agreement also contains customary events of default, including:  payment defaults; breaches of representations and warranties; covenant defaults; cross-defaults to certain other debt, including the Notes and indebtedness under the Amended Credit Agreement; certain events of bankruptcy and insolvency; judgment defaults; certain defaults related to the Employee Retirement Income Security Act of 1974, as amended; and a change of control of CityForest or Cellu Tissue.

Cellu Tissue has guaranteed all of the obligations of CityForest under the Reimbursement Agreement, pursuant to a Guaranty, dated March 21, 2007 (the “Cellu Tissue Guaranty”), executed by Cellu Tissue in favor of Associated Bank. In addition, the obligations of CityForest under the Reimbursement Agreement are secured by first-priority liens in favor of Associated Bank in all of CityForest’s assets.  The U.S. Administrative Agent, the Canadian Administrative Agent, Associated Bank and CityForest have entered into an Intercreditor Agreement, dated March 21, 2007, which sets forth the respective rights and priorities of Associated Bank, on the one hand, and the U.S. Administrative Agent and the Canadian Administrative Agent, on the other hand, as to the collateral of CityForest securing the Reimbursement Agreement and the Amended Credit Agreement.

A copy of each of the Reimbursement Agreement, the Loan Agreement, the CityForest Indenture and the Cellu Tissue Guaranty is furnished as Exhibit 10.4, 10.5, 10.6 and 10.7, respectively, to this report and incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the applicable agreement.

Item 2.01.              Completion of Acquisition or Disposition of Assets

On March 21, 2007, Cellu Tissue issued a press release announcing that Cellu Tissue has consummated the acquisition of CityForest pursuant to a Merger Agreement by and among Cellu Tissue, CityForest, Cellu City Acquisition Corporation and Wayne Gullstad as the shareholders’ representative.  The aggregate merger consideration paid (including the assumption of approximately $18.5 million in aggregate principal amount of indebtedness, described above under Item 1.01) is approximately $61 million and is subject to certain working capital and net cash adjustments which may occur after the closing.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 and the descriptions of the Note Purchase Agreement, Second Supplemental Indenture, Amendment, CityForest Bond Documents and Cellu Tissue Guaranty therein, which is hereby incorporated by reference into this Item 2.03.

Item 9.01.              Financial Statements and Exhibits

The following items are being furnished as exhibits to this Current Report on Form 8-K:

10.1	Note Purchase Agreement, dated March 21, 2007, between Cellu Tissue Holdings, Inc. and Wingate Capital Ltd.

10.2

Second Supplemental Indenture, dated March 21, 2007, by and among Cellu Tissue Holdings, Inc., the subsidiary guarantors, and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

10.3

First Amendment, dated March 21, 2007, to Credit Agreement dated June 12, 2006 (as amended by the Amendment, the “Amended Credit Agreement”) among Cellu Tissue Holdings, Inc. (“Cellu Tissue”), as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., the parent corporation of Cellu Tissue, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.

10.4	Amended and Restated Reimbursement Agreement, dated March 21, 2007, between Cellu Tissue-CityForest LLC and Associated Bank, National Association.

10.5	Loan Agreement, dated March 1, 1998, between CityForest Corporation and City of Ladysmith, Wisconsin.

10.6	Indenture, dated March 1, 1998, between City of Ladysmith, Wisconsin and Norwest Bank Wisconsin, N.A.

10.7	Guaranty, dated March 1, 1998, executed by Cellu Tissue Holdings, Inc., in favor of Associated Bank, National Association.

99.1	Release, dated March 21, 2007, “Cellu Tissue Holdings, Inc. Completes Acquisition of CityForest Corporation.”

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: March 27, 2007	By:	/s/ Dianne M. Scheu
Ms. Dianne M. Scheu
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

10.1	Note Purchase Agreement, dated March 21, 2007, between Cellu Tissue Holdings, Inc. and Wingate Capital Ltd.

10.2

Second Supplemental Indenture, dated March 21, 2007, by and among Cellu Tissue Holdings, Inc., the subsidiary guarantors, and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York.

10.3

First Amendment, dated March 21, 2007, to Credit Agreement dated June 12, 2006 (as amended by the Amendment, the “Amended Credit Agreement”) among Cellu Tissue Holdings, Inc. (“Cellu Tissue”), as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., the parent corporation of Cellu Tissue, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.

10.4	Amended and Restated Reimbursement Agreement, dated March 21, 2007, between Cellu Tissue-CityForest LLC and Associated Bank, National Association.

10.5	Loan Agreement, dated March 1, 1998, between CityForest Corporation and City of Ladysmith, Wisconsin.

10.6	Indenture, dated March 1, 1998, between City of Ladysmith, Wisconsin and Norwest Bank Wisconsin, N.A.

10.7	Guaranty, dated March 1, 1998, executed by Cellu Tissue Holdings, Inc., in favor of Associated Bank, National Association.

99.1	Release, dated March 21, 2007, “Cellu Tissue Holdings, Inc. Completes Acquisition of CityForest Corporation.”